Exhibit 16



                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the persons whose names appear below nominates, constitutes and appoints Bruce N. Alpert his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all capacities, to make, execute and sign all amendments and supplements to the Registration Statement on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of the GABELLI EQUITY SERIES FUNDS, INC. (the "Company"), and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest, par value $.001 per share, of the Company, and any and all amendments and supplements to such Registration Statement, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned himself might or could do.

         IN WITNESS WHEREOF, the undersigned hereunto set their hands this 22nd day of April, 2005.


         /s/Mario J. Gabelli
         __________________________________
         Mario J. Gabelli
         Director and Chairman of the Board


        /s/John D. Gabelli
        __________________________________
        John D. Gabelli
        Director


        /s/Anthony J. Colavita
        __________________________________
        Anthony J. Colavita
        Director


        /s/Vincent D. Enright
        __________________________________
        Vincent D. Enright
        Director


        /s/Robert J. Morrissey
        __________________________________
        Robert J. Morrissey
        Director


        /s/Karl Otto Pohl
        __________________________________
        Karl Otto Pohl
        Director


        /s/Anthony R. Pustorino
        __________________________________
        Anthony R. Pustorino
        Director


        /s/Anthonie C. van Ekris
        __________________________________
        Anthonie C. van Ekris
        Director


        /s/Salvatore J. Zizza
        __________________________________
         Salvatore J. Zizza
         Director